UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No._____)
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Under §240.14a-12

AVIENT CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑ No fee required.
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AVIENT CORPORATION 33587 WALKER ROAD AVON LAKE, OH 44012 AVIENT CORPORATION 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET You invested in AVIENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2024. Vote Virtually at the Meeting* May 16, 2024 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AVNT2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V28226-P02187 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V28227-P02187 01) Robert E. Abernathy 02) Richard H. Fearon 03) Gregory J. Goff 04) Neil Green 05) William R. Jellison 06) Ashish K. Khandpur, Ph.D. 07) Sandra Beach Lin 08) Kim Ann Mink, Ph.D. 09) Ernest Nicolas 10) Kerry J. Preete 11) Patricia Verduin, Ph.D. 12) William A. Wulfsohn 1. Election of twelve director nominees to our Board of Directors. Nominees: 2. Approval, on an advisory basis, of Named Executive Officer compensation. 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For All For For